SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     July 20, 2004

GB&T BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	000-24203	58-2400756
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Jesse Jewell Parkway, S.E., Gainesville, Georgia		30501
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code     (770) 532-1212

(Former Name or Former Address, if Changed Since Last Report)

Item 12.                            Results of Operations and Financial Condition.

On July 20, 2004, GB&T Bancshares, Inc. issued a press release reporting its financial results for the second quarter ended June 30, 2004.  A copy of the press release is hereby furnished as Exhibit 99.1 and incorporated herein by reference.

The information set forth under this Item 12 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GB&T BANCSHARES, INC.
(Registrant)

Dated: July 23, 2004	By:	/s/ Richard A. Hunt
Richard A. Hunt, President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release of GB&T Bancshares, Inc. issued July 20, 2004.